UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 31, 2006

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

As discussed below in Item 5.02, Robert P. Kelly, Senior Executive Vice President and Chief Financial Officer of Wachovia Corporation (“Wachovia”), will terminate his employment with Wachovia to accept a position at another financial services firm. As a result, Mr. Kelly will terminate his employment agreement with Wachovia. Pursuant to the terms of the employment agreement, as amended, Mr. Kelly will not be entitled to receive any benefits as a result of this voluntary termination, other than his annual base salary through the date of termination, the amount of any compensation previously deferred by Mr. Kelly, and other benefits available generally to Wachovia employees, in each case only to the extent owing and theretofore unpaid. In addition, Wachovia will recommend to the Wachovia board’s Management Resources & Compensation Committee that Mr. Kelly receive an annual cash incentive award earned for 2005 equal to his target award amount of $2,000,000. Mr. Kelly will continue to be bound by his obligations under the employment agreement except for the non- competition provisions in Section 7(b)(ii) of the agreement.

This summary of the terms of Mr. Kelly’s employment agreement, as amended, with Wachovia is qualified in its entirety by reference to such agreement, copies of which are filed as Exhibits (10)(a) and (10)(b) to this Report and incorporated herein by reference. Also filed as Exhibit (10)(c), and incorporated herein by reference, is a letter from Wachovia to Mr. Kelly setting forth certain of the understandings described above.

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 31, 2006, Wachovia issued a news release announcing that Robert P. Kelly, Senior Executive Vice President and Chief Financial Officer of Wachovia, is resigning from Wachovia to accept a position with another financial services firm.

Wachovia also announced that Thomas J. Wurtz, age 43, was elected by Wachovia’s board of directors as Senior Executive Vice President, Chief Financial Officer and Treasurer, effective immediately. Mr. Wurtz has been Wachovia’s Treasurer since 1999.

A copy of the news release issued by Wachovia announcing Mr. Wurtz’s appointment and Mr. Kelly’s departure is attached hereto as Exhibit (99) and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

(10)(a)	Employment Agreement between Wachovia and Robert P. Kelly. (Incorporated by reference to Exhibit (10)(n) to Wachovia’s 2002 Annual Report on Form 10-K.)

(10)(b)	Amendment No. 1 to Employment Agreement between Wachovia and Robert P. Kelly. (Incorporated by reference to Exhibit (10)(a) to Wachovia’s Current Report on Form 8-K, filed December 22, 2005.)

(10)(c)	Letter from Wachovia to Robert P. Kelly, dated January 31, 2006.

(99)	News Release dated January 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: January 31, 2006	By:	/s/ Mark C. Treanor
	Name:	Mark C. Treanor
	Title:	Senior Executive Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description
(10)(a)	Employment Agreement between Wachovia and Robert P. Kelly. (Incorporated by reference to Exhibit (10)(n) to Wachovia’s 2002 Annual Report on Form 10-K.)

(10)(b)	Amendment No. 1 to Employment Agreement between Wachovia and Robert P. Kelly. (Incorporated by reference to Exhibit (10)(a) to Wachovia’s Current Report on Form 8-K, filed December 22, 2005.)

(10)(c)	Letter from Wachovia to Robert P. Kelly, dated January 31, 2006.

(99)	News Release dated January 31, 2006.